Supplement to the John Hancock International/Global Funds Prospectus
                               Dated June 1, 1998
                        for John Hancock World Bond Fund


On  December 8, 1998,  the  Trustees  of the John  Hancock  World Bond Fund (the
"Fund")   voted  to  recommend   that  the   shareholders   approve  a  tax-free
reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled for February 10, 1999, the Fund would transfer all of its assets and liabilities to the John Hancock Strategic Income Fund ("Strategic Income Fund") in a tax-free exchange for shares of equal value of Strategic Income Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to shareholders on or about December 17, 1998.

Effective December 9, 1998, John Hancock World Bond Fund will be closed to all new accounts.


December 9, 1998


      Supplement to the John Hancock International/Global Funds Prospectus
                               Dated June 1, 1998


On pages 16 and 18, the "Portfolio Management" section has been changed as follows:

John Hancock Short-Term Strategic Income Fund

Fred Cavanaugh, Jr. and Arthur N. Calavritinos, CFA lead the fund's management team. Mr. Cavanaugh, senior vice president, has been in the investment business since 1975 and joined the Adviser in 1986. Mr. Calavritinos, vice president, has been in the investment business since 1986 and joined the Adviser in 1988.

John Hancock World Bond Fund

Fred Cavanaugh, Jr., James K. Ho, CFA and Anthony A. Goodchild lead the fund's portfolio management team. Mr. Cavanaugh and Mr. Ho have been members of the team since 1998 and Mr. Goodchild since 1994. Mr. Cavanaugh, senior vice president, has been in the investment business since 1975 and joined the Adviser in 1986. Mr. Ho, executive vice president, has been in the investment business since 1977 and joined the Adviser in 1985. Mr. Goodchild, senior vice president, has been in the investment business since 1968 and joined the Adviser in 1994.

John Hancock Global Rx Fund

The name of John Hancock Global Rx Fund has been changed to John Hancock Global Health Sciences Fund, effective October 1, 1998. The Fund can be found in the newspaper under the following listings:

         Global Health Sciences-Class A     GlHSciA
         Global Health Sciences-Class B     GlHSciB


January 14, 1999

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